Central Securities N-30D

                         CENTRAL SECURITIES CORPORATION

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 1997

                         CENTRAL SECURITIES CORPORATION

     (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                                           Per Share of Common Stock
                                                                                       Distribu-
                                                                                        tions(B)
                                                                                        declared
                                                                          Divi-           from
                              Convertible                                dends(B)      long-term          Net
                               Preference                                declared      investment      realized
                 Total          Stock at        Net         Net          from net       gains or      investment        Unrealized
                  net         liquidation      asset     investment     investment      capital          gains         appreciation
Year            assets         preference      value     income(A)        income        surplus        (losses)       of investments
1986         $ 116,731,670    $ 10,230,075    $ 13.26                                                                  $  32,538,800
1987           110,629,270      10,145,300      11.36       $.17           $.22          $ 1.55       $18,037,871         15,056,016
1988           118,930,727      10,072,150      11.77        .16            .16             .92         2,292,807         25,718,033
1989           129,376,703      10,034,925      12.24        .17            .35             .65*          661,161         38,661,339
1990           111,152,013      10,027,050      10.00        .17            .20             .50*       (2,643,394)        25,940,819
1991           131,639,511      10,022,100      11.87        .14            .14             .56*        7,321,233         43,465,583
1992           165,599,864      10,019,000      14.33        .12            .20             .66         8,304,369         70,586,429
1993           218,868,360       9,960,900      17.90        .14            .18            1.42        16,407,909        111,304,454
1994           226,639,144       9,687,575      17.60        .23            .22            1.39        16,339,601        109,278,788
1995           292,547,559       9,488,350      21.74        .31            .33            1.60        20,112,563        162,016,798
1996           356,685,785       9,102,050      25.64        .27            .28            1.37        18,154,136        214,721,981
6 mos.
to
June 30,
1997           407,685,839       9,042,675      29.39        .15            .08             .12        18,658,537        247,809,418

A - Excluding gains or losses realized on sale of investments.

B - Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes, except for the six months ended June 30, 1997 which are estimated.

* Includes a non-taxable return of capital of $.56 in 1989, $.47 in 1990 and $.11 in 1991.

     The Preference and Common Stocks are listed on the American Stock Exchange. On June 30, 1997, the market quotations were as follows:

Convertible Preference Stock, $2.00 Series D.................   80 bid, 90 asked
                                                                27 9/16 high, 27 3/8 low
Common Stock.................................................   and last sale

                                     [ 2 ]

TO THE STOCKHOLDERS OF

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the six months ended June 30, 1997, as reported upon by our independent auditors, and other pertinent information are submitted herewith.

     Comparative market values of net assets are as follows:

                                                                          June 30,      December 31,
                                                                            1997            1996
Net assets...........................................................   $407,685,839    $356,685,785
Convertible Preference Stock at liquidation preference...............     (9,042,675)     (9,102,050)
Net assets applicable to Common Stock................................   $398,643,164    $347,583,735
Net asset coverage per share of Convertible Preference Stock.........   $   1,127.12    $     979.69
Net assets per share of Common Stock.................................          29.39           25.64
Pro forma net assets per share, reflecting conversion of the
  Convertible Preference Stock.......................................          27.67           24.21
     Shares of Convertible Preference Stock outstanding..............        361,707         364,082
     Shares of Common Stock outstanding..............................     13,562,710      13,555,021

     Comparative operating results are as follows:

                                                                         Six months ended June 30,
                                                                           1997             1996
Net investment income...............................................    $ 2,329,399     $ 2,357,422
     Number of times Preferred dividend earned......................            6.4             6.2
     Per share of Common Stock......................................            .15*            .15 *
Net realized gain on sale of investments............................     18,658,537       6,920,621
Increase in net unrealized appreciation of investments..............     33,087,437      23,066,100
Increase in net assets resulting from operations....................     54,075,373      32,344,143

* Per-share data are based on the average number of Common shares outstanding during the six-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.

     A dividend of $.20 per share was paid on June 27 to holders of Common Stock. Also, during the first six months of 1997 dividends of $1.00 per share were paid on the Series D Preference Stock. Stockholders will be sent a notice concerning the taxability of all 1997 distributions in January 1998.

                                     [ 3 ]

     During the first six months of 1997 the Corporation did not repurchase any of its Common or Preference Stock. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

     Stockholders' inquiries are welcome.

                                            CENTRAL SECURITIES CORPORATION

                                                 WILMOT H. KIDD, PRESIDENT

375 Park Avenue
New York, NY 10152
August 1, 1997

                               SIGNS OF THE TIMES

     " "American manufacturing has never been in more trouble than it is now.' Thus the glum introduction to an official report on competitiveness released in 1990, the last time America hosted a G7 summit. Its moroseness matched the nation's mood. Neurosis about the strength of Japan; gloom about the deficit; woe and decline on every side.

     "How times change. The country that presides over this year's rich-world gathering in Denver is feeling triumphant, even euphoric. "Is this a wonder economy or what?' asked BUSINESS WEEK. "On top of the world' chirped NEWSWEEK. Notwithstanding signs of a slowdown in the second quarter of this year, the economy has been growing faster for longer than most economists thought sustainable. Unemployment has fallen well below the rate at which wage pressures have traditionally started to grip. And inflation is nowhere in sight. Producer prices fell for the fifth consecutive month in May, the longest string of declines since the 1950's.

     "Some back-slapping is in order, for sure. But today's economic success has also unleashed a Panglossian optimism, and that is more dangerous. A growing chorus of pundits, investors and economists argue that the good times are here -- for good. They claim that such factors as globalization and the rise of information technology have changed the way the economy works, so that old constraints on growth no longer apply. Instead, America can look forward to a prolonged period of prosperity, with both inflation and business cycles tamed.

     "The stakes in this debate are high. If the new conventional wisdom is correct, America does indeed face a rosy future. If it is not, unfounded confidence could endanger the economy's achievements so far." (THE ECONOMIST, June 21, 1997.)

                                     [ 4 ]

                          PRINCIPAL PORTFOLIO CHANGES*

                            April 1 to June 30, 1997
                   (Common Stock unless specified otherwise)

                                                                           Number of Shares
                                                                                               Held
                                                                                             June 30,
                                                                  Purchased       Sold         1997
Allmerica Financial Corporation................................     30,000                    120,000
Deltic Timber Corporation......................................                   5,000        80,714
Electronic Data Systems Corporation............................    200,000                    200,000
Household International, Inc...................................                  10,000       190,000
IXC Communications Corporation 7-1/4% Junior
  Conv. Pfd. Due 2007..........................................     10,181+                    10,181
Intel Corporation..............................................                  30,000       270,000
Kelly Services Inc. Class A....................................                  30,000            --
MGI Pharma, Inc................................................     50,000                    150,000
Media General, Inc. Class A....................................                  60,000            --
RKS Health Ventures Corporation Ser. C Conv. Pfd...............      9,009                      9,009
The Reynolds and Reynolds Company Class A......................    100,000                    600,000
Signet Banking Corporation.....................................                   5,000       295,000
Trigon Healthcare Inc..........................................                   7,200            --

* Excluding stocks listed under "Miscellaneous" in the Statement of Investments.

+ 181 of which were received as a dividend.

                                     [ 5 ]

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997

ASSETS:
     Investments:
          General portfolio securities at market value
            (cost $120,726,476) (Note 1).............................   $ 333,647,860
          Securities of affiliated companies (cost $4,467,061)
            (Notes 1, 5 and 6).......................................      39,355,095
          Short-term debt securities at cost plus accrued interest...      35,230,647   $ 408,233,602
     Cash and receivables:
          Cash.......................................................         430,409
          Dividends receivable.......................................          94,100         524,509
     Office equipment and leasehold improvements, net................                          19,173
               Total Assets..........................................                     408,777,284
LIABILITIES:
     Payable for securities purchased................................         951,375
     Accrued expenses and reserves...................................         140,070
               Total Liabilities.....................................                       1,091,445
NET ASSETS...........................................................                   $ 407,685,839
NET ASSETS are represented by:
     $2.00 Series D Convertible Preference Stock
       without par value at liquidation preference,
       $25.00 per share, authorized 750,000 shares;
       issued 361,707 (Note 2).......................................                   $   9,042,675
     Common Stock at par value, $1.00 per share, authorized
       20,000,000 shares; issued 13,562,710 (Note 2).................                      13,562,710
     Surplus:
          Paid-in....................................................   $ 117,689,798
          Undistributed net gain on sales of investments.............      18,412,929
          Undistributed net investment income........................       1,168,309     137,271,036
     Net unrealized appreciation of investments......................                     247,809,418
NET ASSETS...........................................................                   $ 407,685,839
NET ASSET VALUE PER COMMON SHARE.....................................                      $29.39

                See accompanying notes to financial statements.

                                     [ 6 ]

                            STATEMENT OF OPERATIONS

                     For the six months ended June 30, 1997

INVESTMENT INCOME
Income:
     Cash dividends....................................................   $  1,975,707
     Interest..........................................................      1,025,342
     Miscellaneous income..............................................         43,750   $  3,044,799

Expenses:
     Investment research...............................................        107,311
     Administration and operations.....................................        148,870
     Employees' retirement plans.......................................          3,300
     Custodian fees....................................................         37,222
     Franchise and miscellaneous taxes.................................         84,052
     Transfer agent and registrar fees and expenses....................         33,486
     Rent and utilities................................................         75,390
     Listing, software and sundry fees.................................         50,295
     Legal, auditing and tax fees......................................         18,848
     Stationery, supplies, printing and postage........................         31,672
     Travel and telephone..............................................         16,102
     Directors' fees...................................................         25,000
     Insurance.........................................................         48,111
     Publications and miscellaneous....................................         35,741        715,400
Net investment income..................................................                     2,329,399

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from security transactions...........................     18,658,537
Net increase in unrealized appreciation of investments.................     33,087,437
     Net gain on investments...........................................                    51,745,974
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                  $ 54,075,373

                See accompanying notes to financial statements.

                                     [ 7 ]

                      STATEMENTS OF CHANGES IN NET ASSETS

                     For the six months ended June 30, 1997
                      and the year ended December 31, 1996

                                                                         Six months
                                                                           ended
                                                                          June 30,
                                                                            1997            1996
FROM OPERATIONS:
     Net investment income...........................................   $  2,329,399    $  4,252,357
     Net realized gain on investments................................     18,658,537      18,154,136
          Net increase in unrealized appreciation of investments.....     33,087,437      52,705,184
          Increase in net assets resulting from operations...........     54,075,373      75,111,677
DIVIDENDS TO STOCKHOLDERS FROM:
     Net investment income:
          Preference Stock...........................................       (362,789)       (753,623)
          Common Stock...............................................     (1,112,454)     (3,643,403)
     Net realized gain from investment transactions..................     (1,600,076)    (17,907,647)
          Decrease in net assets from distributions..................     (3,075,319)    (22,304,673)
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
     Distribution to stockholders reinvested in Common Stock.........             --      11,331,622
     Other capital transactions......................................             --            (400)
          Increase in net assets from capital share transactions.....             --      11,331,222
               Total increase in net assets..........................     51,000,054      64,138,226
NET ASSETS:
     Beginning of period.............................................    356,685,785     292,547,559
     End of period...................................................   $407,685,839    $356,685,785

                See accompanying notes to financial statements.

                                     [ 8 ]

                            STATEMENT OF INVESTMENTS
                                 June 30, 1997

                           PORTFOLIO SECURITIES 91.5%
                   (COMMON STOCKS UNLESS SPECIFIED OTHERWISE)

PRIN. AMT.                                                            MARKET
 OR SHARES                                                            VALUE
              BANKING AND FINANCE 17.5%
    600,000   The Bank of New York Company, Inc.................   $ 26,100,000
    325,000   Capital One Financial Corporation.................     12,268,750
    190,000   Household International, Inc......................     22,313,125
    295,000   Signet Banking Corporation........................     10,620,000
                                                                     71,301,875

              BUILDING PRODUCTS 1.5%
     80,714   Deltic Timber Corporation.........................      2,365,929
    100,000   USG Corporation(a)................................      3,650,000
                                                                      6,015,929

              BUSINESS SERVICES 3.0%
    600,000   The Reynolds and Reynolds Company
                Class A.........................................      9,450,000
    150,000   UniFirst Corporation..............................      3,000,000
                                                                     12,450,000

              CHEMICALS 9.7%
  1,000,000   Hanna (M. A.) Company.............................     28,812,500
    230,000   Martin Color-Fi, Inc.(a)..........................      1,840,000
    100,000   Rohm and Haas Company.............................      9,006,250
                                                                     39,658,750

              COMMUNICATIONS 2.7%
     56,905   IXC Communications Corporation(a).................      1,493,756
     10,181   IXC Communications Corporation 7-1/4%
                Junior Conv. Pfd. Due 2007(b)...................      1,201,358
         93   IXC Communications Corporation 10%
                Cum. Pfd.(a)(b).................................         93,110
    440,000   Nextel Communications, Inc. Class A(a)............      8,332,500
                                                                     11,120,724

              COMPUTER SOFTWARE & SERVICES 5.7%
    462,500   American Management Systems, Inc.(a)..............     12,371,875
    200,000   Electronic Data Systems Corporation...............      8,200,000
    181,129   Peerless Systems Corporation(a)(c)................      2,490,524
                                                                     23,062,399

                                     [ 9 ]

PRIN. AMT.                                                            MARKET
 OR SHARES                                                            VALUE
              CONSUMER PRODUCTS AND SERVICES 2.4%
    366,100   Church & Dwight Co., Inc..........................   $  9,793,175

              ELECTRONICS 16.9%
    740,000   Analog Devices, Inc.(a)...........................     19,656,250
    250,000   The DII Group Incorporated........................     11,000,000
    270,000   Intel Corporation.................................     38,289,375
                                                                     68,945,625
              ENERGY 5.0%
    300,000   Mercantile International Petroleum Inc.(a)........        330,000
    300,000   Murphy Oil Corporation............................     14,625,000
    110,000   Petroleum Geo-Services ASA ADR(a).................      5,376,250
              Steuart Petroleum Company Warrant to
                Purchase Common Stock(a)(b).....................              0
                                                                     20,331,250
              HEALTH CARE 0.3%
    150,000   MGI Pharma, Inc.(a)...............................        525,000
     70,000   RKS Health Ventures Corporation(a)(b)(d)..........        350,000
     15,950   RKS Health Ventures Corporation Series A
                Conv. Pfd.(a)(b)(d).............................        199,375
      9,009   RKS Health Ventures Corporation Series C
                Conv. Pfd.(a)(b)(d).............................        100,000
                                                                      1,174,375
              INDUSTRIAL EQUIPMENT 4.3%
    600,000   Brady (W.H.), Inc.................................     17,400,000

              INSURANCE 15.2%
    120,000   Allmerica Financial Corporation...................      4,785,000
     50,000   Gallagher (Arthur J.) & Co........................      1,887,500
    100,000   Integon Corporation...............................      2,500,000
    133,333   Mutual Risk Management Ltd........................      6,116,651
     70,000   The Plymouth Rock Company, Inc.
                Class A(b)(d)...................................     31,500,000
    150,000   Provident Companies, Inc..........................      8,025,000
    170,000   Vesta Insurance Group, Inc........................      7,352,500
                                                                     62,166,651
              LIMITED PARTNERSHIP 0.7%
              Grumman Hill Investments, L.P.(a)(b)..............      2,762,557

              METALS AND MINING 2.8%
    300,000   Cyprus Amax Minerals Company......................      7,350,000
    300,000   Morrison Knudsen Corporation(a)...................      4,087,500
                                                                     11,437,500

                                     [ 10 ]

PRIN. AMT.                                                            MARKET
 OR SHARES                                                            VALUE
              TRANSPORTATION 1.8%
    533,757   Transport Corporation of America, Inc.
                Class B(a)(d)...................................   $  7,205,720

              MISCELLANEOUS 2.0%
      5,000   Southeast Publishing Ventures, Inc.
                Series A Pfd.(a)(b)(d)..........................              0
              Other investments.................................      8,176,425
                                                                      8,176,425
                        Total Portfolio Securities..............    373,002,955

              SHORT-TERM DEBT INVESTMENTS 8.6%
$ 6,844,000   Chevron Corporation 5.50% due 7/14/97.............      6,859,694
 15,456,000   Ford Motor Corporation 5.50%-5.54%
                due 7/07/97-7/14/97.............................     15,499,572
 12,857,000   General Electric Capital Corp.
                5.57%-5.58% due 7/21/97-7/28/97.................     12,871,381
                        Total Short-Term Investments............     35,230,647
                        Total Investments.......................    408,233,602
                        Liabilities, less cash, receivables and
                          other assets (0.1%)...................       (547,763)
                        Net Assets (100%).......................   $407,685,839

       (a) Non-dividend paying.

       (b) Valued at estimated fair value.

       (c) As a result of a fractional adjustment, the actual number of shares of Common Stock of Peerless Systems Corporation received on conversion of Series B Pfd. Stock was 133,253 shares rather than 133,254 shares as previously reported.

       (d) Affiliate as defined in the Investment Company Act of 1940.

                See accompanying notes to financial statements.

                                     [ 11 ]

                         NOTES TO FINANCIAL STATEMENTS

     1. SIGNIFICANT ACCOUNTING POLICIES -- The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION -- Securities are valued at the last sale price on June
       30, 1997 or, if unavailable, at the closing bid price. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values, also, may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

     FEDERAL INCOME TAXES -- It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

     OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

     2. PREFERENCE STOCK AND COMMON STOCK -- The Convertible Preference Stock is redeemable at the Corporation's option at $27.50 per share. Dividends are cumulative. Each share is convertible into 3.241 shares of Common Stock and 1,172,292 authorized but unissued Common shares have been reserved for issuance upon conversion. During the six months ended June 30, 1997, 7,689 shares of Common Stock were issued upon conversion of shares of Preference Stock.

     The Corporation did not repurchase any of its Common or Preference Stock in the first six months of 1997, but it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

     3. INVESTMENT TRANSACTIONS -- The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six months ended June 30, 1997, excluding short-term investments, were $21,137,007 and $26,617,035, respectively.

                                     [ 12 ]

     As of June 30, 1997, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $249,237,613 and $1,428,195, respectively.

     4. OPERATING EXPENSES -- The aggregate remuneration paid during the six months ended June 30, 1997 to officers and directors amounted to $231,965, of which $25,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. No contributions were made to the plan for the six months ended June 30, 1997.

     5. AFFILIATES -- The Plymouth Rock Company, Inc., RKS Health Ventures Corporation, Southeast Publishing Ventures, Inc. and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received a dividend of $127,400 from The Plymouth Rock Company, Inc. during the six months ended June 30, 1997. Unrealized appreciation related to affiliates increased by $1,117,832 for the six months ended June 30, 1997.

     6. RESTRICTED SECURITIES -- The Corporation from time to time invests in securities the resale of which is restricted. On June 30, 1997 such investments had an aggregate value of $36,206,400, which was equal to 8.9% of the Corporation's net assets. Investments in restricted securities at June 30, 1997, including acquisition dates and cost, were: Grumman Hill Investments, L.P., 9/11/85, $535,880; IXC Communications, Inc., 3/15/96, $106 and 4/14/97,
$1,010,453; The Plymouth Rock Company, Inc., 12/15/82, $1,500,000 and 6/1/84,
$699,986; RKS Health Ventures Corporation, 12/15/94, $700,000, 7/13/95, $199,375
and 4/3/97, $100,000; Southeast Publishing Ventures, Inc., 4/5/89, $5,200; and Steuart Petroleum Company, 6/8/93, $52,500. In general, the Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities decreased by $367,870 for the six months ended June 30, 1997.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  (unaudited)
     The annual meeting of stockholders of the Corporation was held on March 12, 1997. At the meeting all of the directors of the Corporation were reelected by the holders of the Preference Stock and Common Stock voting separately, as follows: Donald G. Calder and Jay R. Inglis, 353,690 shares of Preference Stock in favor, 281 shares withheld each; Dudley D. Johnson, 12,304,367 shares of Common Stock in favor, 41,380 shares withheld; Wilmot H. Kidd, 12,304,314 shares of Common Stock in favor, 41,433 shares withheld; and C. Carter Walker, Jr., 12,304,118 shares of Common Stock in favor, 41,629 shares withheld.

     In addition, the selection of KPMG Peat Marwick LLP as independent auditors of the Corporation for the year 1997 was ratified by the following vote of the holders of the Preference Stock and Common Stock voting together as one class:
12,652,527 shares in favor, 15,978 shares against, 32,004 shares abstaining.

                                     [ 13 ]

                              FINANCIAL HIGHLIGHTS

                                              Six Mos.
                                               Ended
                                              6/30/97       1996        1995        1994        1993        1992
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......    $  25.64     $ 21.74     $ 17.60     $ 17.90     $ 14.33     $ 11.87
Net investment income.....................         .17         .33         .37         .30         .21         .20
Net realized and unrealized gain on
  securities..............................        3.81        5.28        5.76        1.08        5.03        3.20
       Total from investment operations...        3.98        5.61        6.13        1.38        5.24        3.40
Less:
Dividends from net investment income*
     To Preference Stockholders...........         .03         .06         .06         .07         .07         .08
     To Common Stockholders...............         .08         .28         .33         .22         .18         .20
Distributions from capital gains*
     To Common Stockholders...............         .12        1.37        1.60        1.39        1.42         .66
       Total distributions................         .23        1.71        1.99        1.68        1.67         .94
Net asset value, end of period............    $  29.39     $ 25.64     $ 21.74     $ 17.60     $ 17.90     $ 14.33
Per share market value, end of
  period..................................       27.38       24.13       20.88       15.75       15.50       11.63
TOTAL INVESTMENT RETURN,
  MARKET(%)...............................      16.11+       22.35       45.65       12.30       47.68       36.71
TOTAL INVESTMENT RETURN,
  NAV(%)..................................      15.12+       25.97       34.59        8.62       36.66       29.53
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(000)............     407,686     356,686     292,548     226,639     218,868     165,600
Ratio of expenses to average net
  assets(%)...............................        .38|         .55         .62         .65         .77         .88
Ratio of net investment income to average
  net assets(%)...........................       1.23|        1.32        1.69        1.51        1.17        1.42
Portfolio turnover rate(%)................       6.16+        9.89        8.27       11.73       15.14       18.56
Average commission rate paid
  ((cents) per share).....................        7.00        6.76        6.89        7.11

* Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes, except for the six months ended 6/30/97 which are estimated.
+ Not annualized.
| Annualized.

                                     [ 14 ]

                          INDEPENDENT AUDITORS' REPORT

   TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
     CENTRAL SECURITIES CORPORATION

        We have audited the accompanying statement of assets and liabilities, including the statement of investments of Central Securities Corporation as of June 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and the financial highlights for the six months ended June 30, 1997 and for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of June 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and the financial highlights for the six months ended June 30, 1997 and for each of the years in the five-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

        Also, in our opinion, the information set forth as of June 30, 1997 and December 31, 1996 and for the six months ended June 30, 1997 and 1996 in the table appearing on page 3 is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                              KPMG PEAT MARWICK LLP

   New York, NY
   July 23, 1997

                                     [ 15 ]

                               BOARD OF DIRECTORS

DONALD G. CALDER                     DUDLEY D. JOHNSON
    President                            President
    G. L. Ohrstrom & Co., Inc.           Young & Franklin Inc.
    New York, NY                         Liverpool, NY

JAY R. INGLIS                        WILMOT H. KIDD
    Executive Vice President             President
    Holt Corporation
    New York, NY

                             C. CARTER WALKER, JR.
                                 Washington, CT

                              GARDINER S. ROBINSON
                               Director Emeritus

                                    OFFICERS

                    WILMOT H. KIDD, President
                    CHARLES N. EDGERTON, Vice President and
                    Treasurer
                    KAREN E. RILEY, Secretary

                                     OFFICE

                      375 Park Avenue, New York, NY 10152
                                  212-688-3011

                    CUSTODIAN

                        The Chase Manhattan Bank, N.A.
                             770 Broadway, New York, NY 10003

                    TRANSFER AGENT AND REGISTRAR

                        First Chicago Trust Company of New York
                             P.O. Box 2500, Jersey City, NJ 07303-2500

                    INDEPENDENT AUDITORS

                        KPMG Peat Marwick LLP
                             345 Park Avenue, New York, NY 10154

                                     [ 16 ]